UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 13, 2007
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2007, the Board of Directors of Lincoln Educational Services Corporation (the “Company”) approved a plan to cease operations at the Company’s three campuses (the “Campuses”) located in Plymouth Meeting, Pennsylvania, Norcross, Georgia and Henderson, Nevada.  While the Company believes that the Campuses offered effective and valuable academic programs, given the current competitive environment the Campuses’ financial results had not met the Company’s expectations.  Therefore, the Company concluded that the continued operation of the Campuses was inconsistent with its strategic goals.  As of September 30, 2007, the Company had ceased all operations at the Campuses and determined that, in accordance with SFAS No. 144, the operations of the Campuses should be reflected as discontinued operations in its financial statements for all periods presented.

The Company is filing this Current Report on Form 8-K to revise its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Annual Report”), its Quarterly Report on Form 10-Q for the period ended March 31, 2007 (the “March 2007 Form 10-Q”) and its Quarterly Report on Form 10-Q for the period ended June 30, 2007 (the “June 2007 Form 10-Q”) to reflect the reclassification of the Campuses as discontinued operations in its financial statements.  This Current Report on Form 8-K only updates and revises the Company’s 2006 Annual Report, March 2007 Form 10-Q and the June 2007 Form 10-Q to reflect the reclassification of the Campuses as discontinued operations, as described below.

Exhibit 99.1 contains an updated “Item 6.  Selected Financial Data,” “Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8.  Financial Statements and Supplementary Data” from the Company’s 2006 Annual Report reflecting the reclassification described above.  The financial statements included in Exhibit 99.1 of this Current Report on Form 8-K shall now serve as the historical audited consolidated financial statements of the Company for the year ended December 31, 2006.

Exhibit 99.2 contains an updated “Item 1.  Financial Statements” and “Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s March 2007 Form 10-Q reflecting the reclassification described above.

Exhibit 99.3 contains an updated “Item 1.  Financial Statements” and “Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s June 2007 Form 10-Q reflecting the reclassification described above.

Exhibit 23.1 contains Deloitte & Touche LLP's Consent of Independent Registered Public Accounting Firm.

This Form 8-K contains “forward-looking statements,” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources. These forward-looking statements include, without limitation, statements regarding: proposed new programs; expectations that regulatory developments or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operating results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, as well as statements in future tense, identify forward-looking statements.

More information about the risks and uncertainties relating to these forward-looking statements are found in the Company’s filings with the Securities and Exchange Commission, including its 2006 Annual Report.  The Company expressly disclaims any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances that may arise after the date of this release, except as otherwise required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1
Updated “Item 6.  Selected Financial Data,” “Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8.  Financial Statements and Supplementary Data” from the Company’s 2006 Annual Report.

99.2	Updated “Item 1. Financial Statements” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s March 2007 Form 10-Q.

99.3	Updated “Item 1. Financial Statements” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s June 2007 Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: December 13, 2007

	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1
Updated “Item 6.  Selected Financial Data,” “Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8.  Financial Statements and Supplementary Data” from the Company’s 2006 Annual Report.

99.2	Updated “Item 1. Financial Statements” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s March 2007 Form 10-Q.

99.3	Updated “Item 1. Financial Statements” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s June 2007 Form 10-Q.